UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

NORTHWEST INDIANA BANCORP

(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 Amended & Restated 2004 Stock Optoin & Incentive
EX-99.2 Form of Incentive Stock Option Agreement
EX-99.3 Form of Non-Qualified Stock Option Agreement
EX-99.4 Form of Agreement for Restricted Stock

Item 1.01. Entry into a Material Definitive Agreement

     On April 20, 2005, the shareholders of NorthWest Indiana Bancorp (the “Company”) adopted the Company’s Amended and Restated 2004 Stock Option and Incentive Plan (the “Plan”) at its annual shareholders’ meeting. The Plan was approved by the Company’s Board of Directors on March 16, 2005, subject to shareholder approval.

     In structuring the Plan, the Board of Directors sought to expand the scope of eligible persons who could participate in the Plan and to provide for the broadest variety of awards that could be flexibly administered to carry out the purposes of the Plan. This authority will permit the Company to keep pace with changing developments in management compensation and make the Company competitive with those companies that offer creative incentives to attract and keep key management employees. The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) restricted stock; (4) unrestricted stock; and (5) performance shares or performance units. Directors, employees and consultants of the Company and its subsidiaries are eligible for awards under the Plan. The Compensation Committee will have discretion in selecting award recipients and in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant. A total of 250,000 shares of common stock are available for issuance under the Plan. A copy of the Plan is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report .

     On April 20, 2005, the Compensation Committee and the full Board of Directors approved and adopted the forms of agreements for awards of incentive stock options, non-qualified stock options and restricted stock. A copy of the form of each of the Incentive Stock Option Agreement, Nonqualified Stock Option Agreement and Agreement for Restricted Stock is attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1	NorthWest Indiana Bancorp Amended and Restated 2004 Stock Option and Incentive Plan.

99.2	Form of Incentive Stock Option Agreement

99.3	Form of Non-qualified Stock Option Agreement

99.4	Form of Agreement for Restricted Stock

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2005

NORTHWEST INDIANA BANCORP

By:	/s/ David A. Bochnowski
	Name:	David A. Bochnowski
	Title:	Chairman of the Board and Chief Executive Officer